UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2021

CORELOGIC, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pacifica	Irvine	California	92618-7471
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (949) 214-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	CLGX	New York Stock Exchange
Preferred Stock Purchase Rights	CLGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 28, 2021, CoreLogic, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 30, 2021. A total of 73,571,088 shares of the Company’s common stock were entitled to vote at the close of business on March 29, 2021, the record date for the Special Meeting and approximately 48,859,664 shares of the Company’s common stock issued and outstanding were present at the Special Meeting or represented by proxy at the Special Meeting, representing approximately 66% of those shares entitled to vote, which constituted a quorum.

Each of the proposals upon which the Company’s stockholders voted at the Special Meeting, and the final, certified results reported by the Company’s independent inspector of elections, First Coast Results, Inc. are set forth below.

1.

Proposal to adopt the Agreement and Plan of Merger, dated as of February 4, 2021, by and among Celestial-Saturn Parent Inc., Celestial-Saturn Merger Sub Inc. and the Company, pursuant to which funds managed by Stone Point Capital and Insight Partners have agreed to acquire all outstanding shares of the Company for $80 per share in cash (the “Merger”).

For	Against	Abstain	Broker Non-Votes
48,020,520	713,160	125,984	—

This proposal was approved by the Company’s stockholders at the Special Meeting.

2.	Non-binding, advisory proposal to approve compensation that will or may become payable by the Company to its named executive officers in connection with the Merger.

For	Against	Abstain	Broker Non-Votes
44,444,638	4,208,018	207,004	—

This proposal was approved by the Company’s stockholders at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2021

CORELOGIC, INC.

By:	/s/ Frank D. Martell
Name:	Frank D. Martell
Title:	President and Chief Executive Officer

2